Exhibit 10.12

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of this 1st day of September, 2001, by and between Austin T. McNamara (“Executive”) and OMP, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined in the text of this Agreement have the meanings set forth in Appendix A, which is incorporated into this Agreement by reference.

Background

The Executive’s experience and demonstrated skills and abilities and his unique qualifications are needed by the Company, and the Company has determined that it is in the best interests of the Company and its stockholders to engage Executive as the Company’s Chairman, President and Chief Executive Officer; and

The Company recognizes the need to provide Executive with a level of compensation and relative security that provides him the necessary economic and performance incentives that will be of benefit to the Company stockholders in the long term.

THEREFORE, the Company has offered Executive employment for compensation and other benefits set forth in this Agreement, and Executive is willing to accept employment on such terms. The parties agree as follows:

ARTICLE I

EMPLOYMENT

1.1       Employment by the Company of Executive and Acceptance by Executive. The Company employs Executive during the term of this Agreement in such capacities and upon such conditions concerning rates of compensation, benefits and other matters as are hereinafter stated. Executive accepts such employment and agrees to devote a significant majority of his time, attention and energies exclusively to the business interests of the Company, while employed by the Company except as otherwise specifically approved in writing by or on behalf of the Company’s Board of Directors (the “Board”).

1.2       Capacity. Executive shall be employed during the term of this Agreement as Chairman, President and Chief Executive Officer of the Company with such duties, functions, responsibilities and authority that are commensurate with and appropriate for such position and as are from time-to-time set forth in the Bylaws of the Company and otherwise delegated to Executive by the Board. Executive shall establish a residence in the Long Beach, California area on or before August 1, 2002, and shall spend such time in Long Beach, California as his responsibilities and duties require.

1.3       Term. Subject to the other provisions of this Agreement, the term of this Agreement and Executive’s employment shall be deemed to have commenced on September 1, 2001, and shall continue for a period of three years or until the occurrence of an Event of Termination (as defined in Section 3.1) (the “Initial Term”). Following the expiration of the

Initial Term, the Initial Term shall be automatically renewed for successive one-year periods (collectively, the “Renewal Terms”; individually, a “Renewal Term”) unless, at least ninety (90) days prior to the expiration of the Initial Term or the then current Renewal Term, either party provides the other with a notice of intention not to renew, in which case Executive’s employment with the Company, and the Company’s obligations shall terminate as of the end of the Initial Term or said Renewal Term, as applicable. If the Initial Term is renewed, the terms of this Agreement during such Renewal Term shall be the same as the terms in effect immediately prior to such renewal, subject to any such changes or modifications as mutually may be agreed between the parties as evidenced in a written instrument signed by both the Company and Executive.

ARTICLE II

COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENT

2.1       Compensation and Benefits. For services rendered pursuant to this Agreement, Executive’s compensation and benefits will consist of the following:

(a)    Base Salary. The Company agrees to pay to Executive, and Executive agrees to accept, during the term of this Agreement an annual base salary of not less than Five Hundred Thousand Dollars ($500,000) per year, or such greater amount as the Board or the compensation committee thereof (the “Compensation Committee”) may from time-to-time determine (the “Base Salary”).

(b)    Bonus Opportunity. The Board or the Compensation Committee shall award Executive an annual target bonus (the “Bonus”) of one hundred percent (100%) of the Base Salary based on achievement of the benchmark as set forth on Exhibit “A” attached hereto. Executive shall receive a Minimum Bonus for 2001 equal to one hundred percent (100%) of the Base Salary received for 2001 ($166,700) and a Minimum Bonus for 2002 of fifty percent (50%) of the Base Salary received for 2002 ($250,000). The Compensation Committee may, at its discretion, award such other bonus payments as it finds appropriate.

(c)    Benefit Plans. Executive will be eligible to participate in the Company’s retirement plans that are qualified under Section 401 (a) of the Internal Revenue Code of 1986, as amended, and in the Company’s health, disability and other welfare benefit plans that are generally applicable to all executive employees of the Company, in accordance with the terms and conditions thereof.

(d)    Relocation Allowance. The Company shall reimburse Executive for his moving expenses and home closing costs up to a maximum amount of Fifty Thousand Dollars ($50,000).

(e)    Vacation. Executive shall be awarded four weeks of vacation for the first full year of his employment under this Agreement. For each full year of employment thereafter, Employee shall be awarded four (4) weeks of vacation reduced by the amount of vacation days that are unused and accrued from a prior year such that the maximum amount of unused vacation that may accrue for any given year is a total of four (4) weeks.

2.2       Expenses. The Company shall reimburse Executive for all reasonable expenses incurred in the course of the performance of Executive’s duties and responsibilities pursuant to this Agreement and consistent with the Company’s policies with respect to travel, entertainment and miscellaneous expenses, and the reasonable and customary requirements with respect to the reporting of such expenses.

2.3       Withholding. The Company shall be entitled to withhold from amounts to be paid to Executive hereunder any federal, state or local withholding or other taxes or charges that it is from time-to-time required to withhold. The Company shall be entitled to rely on an opinion of counsel if any questions as to the amount or requirement of any such withholding shall arise.

ARTICLE III

TERMINATION

Each of the following events shall be considered an “Event of Termination”:

3.1       Termination By the Company For Cause. The Company may terminate this Agreement and Executive’s employment hereunder at any time for Cause by giving notice to Executive stating the basis for such termination, effective immediately upon giving such notice or at such other time thereafter as the Company may designate. If the Executive’s employment is terminated for Cause pursuant to this Section 3.1, notwithstanding the other terms of this Agreement, Executive shall have no further rights against the Company hereunder, except the right to receive (i) any unpaid Base Salary with respect to the period prior to the effective date of termination, and (ii) reimbursement of expenses to which Executive is entitled under Section 2.2 hereof. All unexercised options, vested and unvested, shall immediately terminate.

3.2       Executive Resigns or Voluntarily Terminates Employment. While Executive expects to fulfill the obligations of his employment to the satisfaction of the Board, and maintain his employment throughout the term of this Agreement, Executive may terminate his employment under this Agreement if Executive provides the Company at least sixty (60) days advance written notice. During this notice period, Executive may be relieved of any responsibilities. The Company and the Executive will meet and discuss a mutually satisfactory way to make any necessary transition. If Executive’s employment is terminated by the Executive pursuant to this Section 3.2, notwithstanding the other terms of this Agreement, Executive shall have no further rights against the Company hereunder, except for the right to receive (i) any unpaid Base Salary with respect to the period prior to the effective date of termination, (ii) reimbursement of expenses to which Executive is entitled under Section 2.2 hereof. All unexercised and unvested options shall immediately terminate and all unexercised and vested options must be exercised by the Executive within ninety (90) days of termination of employment or they shall terminate.

3.3       Termination by Death or Disability. Executive’s employment and the Company’s obligations under this Agreement shall terminate as follows: (i) automatically, effective immediately and without any notice being necessary, upon Executive’s death; and (ii) in the event that Executive becomes Disabled, by the Company giving notice of termination to Executive. If Executive’s employment is terminated pursuant to this Section 3.3 because of the

Executive’s death or disability, notwithstanding the other terms of this Agreement, Executive shall have no further rights against the Company hereunder, except for the right to receive (i) any unpaid Base Salary with respect to the period prior to the effective date of termination plus a continuation of the Base Salary for a period of sixty (60) days after the termination of employment and (ii) reimbursement of expenses to which Executive is entitled under Section 2.2 hereof, plus the greater of any accrued Bonus or Minimum Bonus prorated for the period through the termination, that has been earned but not yet paid with respect to the period prior to the effective date of termination. All unexercised and vested options must be exercised by the Executive, or Executive’s estate, within ninety (90) days of termination of employment or they shall terminate.

3.4       Termination by the Company Without Cause. While Company expects to fulfill the obligations of this Agreement to the satisfaction of Executive, and maintain a satisfactory relationship throughout the term of this Agreement, the Company may terminate Executive’s employment without Cause. If Executive’s employment is terminated by the Company without Cause pursuant to this Section 3.4, notwithstanding the other terms of this Agreement, Executive shall have the right to receive (i) any unpaid Base Salary plus the greater of any accrued Bonus or Minimum Bonus prorated for the period through termination that has been earned but not yet paid with respect to the period prior to the effective date of termination payable on the regularly payroll dates, (ii) an amount equal to the greater of (A) twelve (12) months of Base Salary or (B) any unpaid Base Salary through the remaining term of this Agreement, and (iii) reimbursement of expenses to which Executive is entitled under Section 2.2 hereof. All unexercised and vested options must be exercised by the Executive within ninety (90) days of termination of employment or they shall terminate.

3.5       Executive Terminates Employment Due to a Change in Control. Executive shall be entitled to terminate his employment within one (1) year upon a Change in Control and for Good Reason. If the Company terminates Executive’s employment within one (1) year of a Change in Control other than for Cause, or if Executive terminates his employment pursuant to this Section 3.5, notwithstanding the other terms of this Agreement, Executive shall have no further rights against the Company hereunder, except for the right to receive (i) any unpaid Base Salary plus any accrued Bonus or Minimum Bonus that has been earned but not yet paid with respect to the period prior to the effective date of termination, (ii) an amount equal to the greater of (A) twelve (12) months of Base Salary or (B) any unpaid Base Salary through the remaining term of this Agreement, (iii) (A) if the Change in Control occurs prior to January 1, 2003, a one-time bonus of $750,000 or (B) if the Change in Control occurs after January 1, 2003, the maximum Bonus that Executive was eligible for during the remaining Initial Term, (iv) reimbursement of expenses to which Executive is entitled under Section 2.2 hereof and (v) any unvested options granted to Executive to purchase the Company’s common stock which are owned by Executive will become fully vested.

3.6       Exclusive Remedy. Executive agrees not to assert or pursue any remedies, other than an action to enforce the payments due to Executive under this Agreement, at law or in equity, with respect to any termination of employment, and will sign a full and complete release, substantially in the form of Attachment A, at the time of termination, but prior to receipt of any compensation or benefits in excess of the compensation or benefits already earned and accrued.

ARTICLE IV

CONFIDENTIALITY

4.1       Confidential Information. Executive acknowledges that he has been required to use his personal intellectual skills on behalf of the Company, its subsidiaries and affiliates (the term “Company” as used in this Article IV shall include such subsidiaries and affiliates) and that it is reasonable and fair that the fruits of such skills should inure to the sole benefit of the Company. Executive further acknowledges that he has acquired information of a confidential nature relating to the operation, finances, business relationships and trade secrets of the Company (“Confidential Information”). During the Initial Term and the Renewal Term, and for a period of five (5) years following termination of employment, Executive will not, except in the course of Executive’s regular authorized duties on behalf of the Company, or with the prior written consent of the Company, use, publish, disclose or authorize anyone else to use, publish or disclose, any Confidential Information of the Company. Executive shall not remove or retain any Confidential Information of the Company, except for use in the course of Executive’s regular authorized duties on behalf of the Company. The foregoing notwithstanding, Executive has no obligation to refrain from using, publishing or disclosing any such Confidential Information that is or hereafter shall become available to the public, other than by use, publication or disclosure by Executive. This prohibition also does not prohibit Executive’s use of general skills and know-how acquired during and prior to employment with the Company, as long as such use does not involve the use, publication or disclosure of the Company’s Confidential Information or trade secrets.

(b)       Agreement to Transfer. Executive shall without further payment, assign, transfer and set over, and does hereby assign, transfer and set over, to the Company, its successors and assigns, all Executive’s right, title and interest in and to all trade secrets, secret processes, inventions, improvements, patents, patent applications, trademarks, trademark applications, copyrights and any and all intellectual property rights which Executive solely or jointly with others has conceived, made, acquired or suggested at any time during employment or within a one-year period after termination of employment and which relate to the existing or potential products, processes, work, research or other activities of the Company.

4.2       Prohibited Activity. Executive agrees that during the Initial Term, any Renewal Term and for a period of one (1) year after termination of employment, without the Company’s express written consent, Executive shall not, directly or indirectly, (i) employ, solicit for employment, or recommend for employment any person employed by the Company (or any Affiliate of the Company) or (ii) engage in any activity that is or may be competitive with the Company in any state or other jurisdiction where the Company conducts its business.

4.3       Return of Documents. Immediately upon termination of employment, Executive will return to the Company, and so certify in writing to the Company, that the Executive has returned to the Company all the Company’s papers, documents and things, including information stored for use in or with computers and software applicable to the Company’s business (and all copies thereof), which are in Executive’s possession or under Executive’s control.

4.4       No Conflicts. Executive Represents and warrants that Executive has not previously assumed any obligations inconsistent with those of this Agreement and that employment by the Company does not conflict with any prior obligations to third parties.

4.5       Equitable Relief. Executive agrees that any breach of Article IV of this Agreement could cause substantial and irreparable harm to the Company for which money damages would be an inadequate remedy. Accordingly, the Company shall in any such event be entitled to obtain injunctive and other forms of equitable relief to prevent such breach and to recover from Executive the Company’s costs (including without limitation reasonable attorneys’ fees) incurred in connection with enforcing Article IV this Agreement, in addition to any other rights or remedies available at law, in equity or by statute.

ARTICLE V

GENERAL PROVISIONS

5.1       Notices. While the parties enter this Agreement anticipating the communication among them will be open and take place without resorting to unnecessary formalities, in the event that a formal Notice under this Agreement is necessary, such Notice provided for in this Agreement shall be given in writing and shall be deemed given to a party at the earlier of (i) when actually delivered to such party, or (ii) when received by such party after sending by registered or certified mail (return receipt requested) or sent to such party by courier, confirmed by receipt, and addressed to such party at the address designated below for such party as follows (or to such other address for such party as such party may have substituted by notice pursuant to this Section 5.1). However, if the party to receive notice is unavailable or unwilling to make himself available for receipt of such Notice, then Notice will be complete after reasonable efforts to provide Notice have been made under this Section 5.1, and more than five (5) days have passed since attempting to provide Notice.

(a)        If to the Company:

OMP, Inc.
310 Golden Shore
Long Beach, CA 90802
Attn:  Chairman of the Compensation Committee

with a copy to:

Michael Best & Friedrich LLP
One South Pinckney St., #700
Madison, WI 53703
Attn:  Tod B. Linstroth, Esq.

(b)       If to Executive:

Austin McNamara
10202 Sycamore Circle
Villa Park, CA 92861

5.2       Entire Agreement. This Agreement contains the entire understanding and the full and complete agreement of the parties and supersedes and replaces any prior understandings and agreements among the parties, with respect to the subject matter hereof.

5.3       Amendment: Headings. This Agreement may be altered, amended or modified only in a writing, signed by both of the parties hereto. Headings included in this Agreement are for convenience only and are not intended to limit or expand the rights of the parties hereto. References to Sections herein shall mean sections of the text of this Agreement, unless otherwise indicated.

5.4       Assignability. This Agreement and the rights and duties set forth herein may not be assigned by Executive, or by the Company, in whole or in part, except that the Company may assign its rights and obligations to a successor of the Company’s business which expressly assumes the Company’s obligations hereunder in writing. This Agreement shall be binding on and inure to the benefit of each party and such party’s respective heirs, legal representatives, successors and permitted assigns.

5.5       Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by a single arbitrator in binding arbitration conducted in Los Angeles, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator’s decision shall be in writing. In addition to the Commercial Arbitration Rules of the AAA and unless otherwise agreed to by the parties, the following rules shall apply:

(a)    Each party shall be entitled to discovery exclusively by the following means: (i) requests for admission, (ii) requests for production of documents, (iii) up to 15 written interrogatories (with any subpart to be counted as a separate interrogatory), and (iv) depositions of no more than six individuals.

(b)    Unless the arbitrator finds that delay is reasonably justified or as otherwise agreed to by the parties, all discovery shall be completed, and the arbitration hearing shall commence within five months after the appointment of the arbitrator.

(c)    Unless the arbitrator finds that delay is reasonably justified, the hearing will be completed, and an award rendered within 30 days of commencement of the hearing. The arbitrator’s authority shall include the ability to render equitable types of relief and, in such event, any aforesaid court may enter an order enjoining and/or compelling such actions or relief ordered or as found by the arbitrator. The arbitrator also shall make a determination regarding which party’s legal position in any such controversy or claim is the more substantially correct (the “Prevailing Party”) and the arbitrator shall require the other party to pay the legal and other professional fees and costs incurred by the Prevailing Party in connection with such arbitration proceeding and any necessary court action. However, notwithstanding the foregoing, the parties expressly agree that a court of competent jurisdiction may enter a temporary restraining order or an order enjoining a breach of Article IV of this Agreement pending a final award or further order by the arbitrator. Such remedy, however, shall be cumulative and nonexclusive, and shall be in addition to any other remedy to which the parties may be entitled.

5.6       Severability. If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then such invalidity or unenforceability shall have no effect on the other provisions hereof, which shall remain valid, binding and enforceable and in full force and effect, and such invalid or unenforceable provision shall be rewritten or construed in a manner so as to give the maximum valid and enforceable effect to the intent of the parties expressed herein.

5.7       Waiver of Breach. The waiver by either party of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by either party.

5.8       Governing Law; Construction. This Agreement and the obligations hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware (without regard to its conflict of laws principles). Any ambiguities in this Agreement shall not be strictly construed against the drafter of the language, but rather shall be resolved by applying the most reasonable interpretation under the circumstances, giving full consideration to the intentions of the parties.

5.9       Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written above.

/s/ Austin McNamara
Austin McNamara

OMP, INC.

By:	/s/ Robert F. End
Robert F. End
Director and Chairman of the Compensation
Committee

APPENDIX A

DEFINITIONS

Affiliate shall mean a person, corporation, partnership, limited liability company or other entity which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, OMP, Inc. and shall include Stonington Capital 1994 Fund, L.P.

“Cause” shall mean any of the following: (i) Executive has committed gross negligence, willful misconduct or any violation of law in the performance of Executive’s duties to the Company; (ii) Executive has taken action likely to result in material discredit to or material loss of business, reputation or goodwill of the Company; (iii) Executive has willfully failed to follow reasonable instructions from the Board of Directors of the Company and has failed to cure that conduct after receiving notice from the Board of Directors; (iv) Executive has committed a felony deemed by the Company to be adverse to its best interests or reputation; (v) Executive has misappropriated funds or property of the Company; (vi) Executive has attempted to obtain a personal profit from any transaction in which the Company has an interest, and which represents the corporate opportunity of the Company or is adverse to the interests of the Company, unless the transaction was approved in writing by the Company after full disclosure relating to the transaction; or (vii) Executive has breached a material provision of this Agreement or any other Agreement to which Executive and Company are parties or has breached any obligation or duty owed to the Company; however, for claimed violations under (i), (iii) and (vii) above, the Executive shall have a period of thirty (30) days in which to present exculpatory information concerning a claimed violation to the Board, or to cure said violation, provided that Executive shall have only one such right to cure for each of (i), (iii) and (vii) during the term of this Agreement.

“Change in Control” shall mean the occurrence any of the following:

(a)           Any institution, other than Stonington Capital Appreciation 1994 Fund, L.P. or its Affiliates (collectively, “Stonington”), acquires greater than fifty percent (50%) of the Company’s outstanding voting stock; or

(b)           Any institution, other than Stonington, acquires greater than thirty percent (30%) of the Company’s outstanding voting stock and Stonington does not own at least thirty percent (30%) of the Company’s outstanding voting stock.

“Confidential Information” shall mean information that is possessed by or developed for the Company and that relates to the Company’s existing or potential business or technology, which information is generally not known to the public and which information the Company seeks to protect from disclosure to its existing or potential competitors or others, including, without limitation, the following: business plans, strategies, existing or proposed bids, costs, technical developments, existing or proposed research projects, financial or business projections, investments, marketing plans, negotiation strategies, training information and materials, information generated for client engagements and information stored or developed for use in or with computers. Confidential Information also includes information received by the

Company from others for which the Company has an obligation to treat as confidential, including all information obtained in connection with client engagements.

“Disabled” shall mean that Executive is unable to perform his services under this Agreement for a continuous period of six months by reason of his physical or mental illness or incapacity. If there is any dispute as to whether Executive is or was physically or mentally unable to perform his duties under this Agreement, such question shall be submitted to a licensed physician agreed to by Executive (or any legal guardian lawfully appointed) and the Company, or, if they are unable to so agree, appointed by the senior judge of the Orange County Circuit Court at the request of either Executive (or such legal guardian) or the Company. Executive shall submit to such examinations and provide such information as such physician may reasonably request and the determination of such physician as to Executive’s physical or mental condition shall be binding and conclusive upon Executive and the Company.

“Good Reason” shall mean the termination by Executive of this Agreement as a result of: (i) without Executive’s written consent, the assignment to Executive of duties which are substantially inconsistent with Executive’s position, duties, responsibilities, and status hereunder, a change in Executive’s reporting responsibilities, titles, or office as an employee, or a reduction in Executive’s title, duties, responsibilities; or (ii) any breach of this Agreement by the Company as a result of the material reduction in the rate of Executive’s Base Salary, Bonus, or any material aggregate benefits provided to executives of the Company from time to time; provided, however, that for claimed violations under (i) and (ii) above, the Company shall have a period of thirty (30) days in which to cure said violation.

EXHIBIT A – BONUS OPPORTUNITY

Annual bonus equal to 100% of salary based on a number of criteria, including but not limited to, the achievement of the Company’s forecasted EBITDA in the financial plan approved by the Board.

Notwithstanding the above, in 2001, the Minimum Bonus shall be $166,700 and in 2002, the Minimum Bonus shall be $250,000.

EXHIBIT B

GENERAL RELEASE

I, Austin McNamara, in consideration of and subject to the performance by OMP, Inc., a Delaware company (together with its affiliates, the “Company”), of its material obligations under the Employment Agreement, dated September 1, 2001 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company and all present and former directors, officers, agents, representatives, employees, successors and assigns of the Company and its direct or indirect owners (collectively, the “Released Parties”) to the extent provided below.

1.             I understand that any payments or benefits paid or granted to me under Sections 3.4 and 3.5 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive certain of the payments and benefits specified in Sections 3.4 and 3.5 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter or breach this General Release.

2.             Except as provided in paragraph 4 below, I knowingly and voluntarily release and forever discharge the Company and the other Released Parties from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities or any nature whatsoever in law and in equity, both past and present (through the date of this General Release) and whether known or unknown, suspected, or claimed against the administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1866, as amended; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standard Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “Claims”).

3.             I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of this Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

4.             I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

5.             I agree that this General Release is confidential and agree not to disclose any information regarding the terms of this General Release, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I will instruct each of the foregoing not to disclose the same to anyone. Any non-disclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to nay inquiry about this General Release or its underlying facts and circumstances by any governmental entity.

6.             Whenever possible, each provision of this General Release shall be interpreted in, such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

(a)                     I HAVE READ IT CAREFULLY;

(b)                    I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(c)                     I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(d)                    I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(e)                     I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON                                ,                  TO CONSIDER IT AND

THE CHANGES MADE SINCE THE                                ,                   VERSION OF THE RELEASE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED 21 -DAY PERIOD;

(f)                       THE CHANGES TO THE AGREEMENT SINCE                                ,                  EITHER ARE NOT MATERIAL OR WERE MADE AT MY REQUEST;

(g)                    I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

(h)                    I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVICE ME WITH RESPECT TO IT; AND

(i)                        I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

DATE:	, 200

OMP, INC.

STOCK OPTION AWARD AGREEMENT
(Superior Value Options)

THIS STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the 1st day of September, 2001 (the “Option Grant Date”), is entered into by and between OMP, INC., a Delaware corporation (the “Company”) and the Austin T. McNamara (the “Executive”), pursuant to the Company’s 2000 Stock Option Plan, as in effect and as amended from time to time (the “2000 Stock Plan”).

RECITAL:

WHEREAS, the Compensation Committee, acting with the authority of the Board of Directors, has determined that it would be to the advantage and in the best interests of the Company to grant the Option provided for herein to the Executive as an inducement to accept the position and provide service to the Company as its Chairman, President and Chief Executive Officer.

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions set forth herein, the parties hereto hereby covenant and agree as follows:

1.                 Grant of Option. The Company hereby grants to the Executive, subject to this Agreement, an option (this “Option”) to purchase from the Company 750,000 shares of the Company’s Common Stock (the “Option Shares”) with 250,000 shares having a price of $1.50 per share, 250,000 shares having a price of $2.50 per share and 250,000 shares having a price of $3.50 per share (the “Per Share Exercise Price”). This Option is intended to qualify as an incentive stock option within the meaning of §422 of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to as many shares as may hereafter be permitted to qualify as incentive stock options; provided, however, that Option Shares under this Award Agreement shall not be treated as incentive stock options to the extent that any options granted under the 2000 Stock Plan which vest on the same date as the Options (or earlier in a calendar year) are treated as incentive stock options.

2.                 Vesting.

(a)                The Option Shares shall become vested with the right to exercise the Option with respect to the vested Option Shares on September 1, 2004, except as provided in Section 2(b) below.

(b)               Upon the occurrence of a Change-in-Control (as defined in the certain Employment Agreement, dated as of September 1, 2001 by and between the Executive and the Company (the “Employment Agreement”)) all Option Shares shall immediately become vested and all Option Shares shall thereupon be exercisable by Executive. The Company shall provide Executive with prior notice of a forthcoming Change-in-Control so the Executive may provide the Company notice of his intention to exercise this Option in advance of the consummation of the Change-in-Control Transaction.

(c)                In the event Executive shall terminate his employment with the Company for “Good Reason” (as that term is defined in the Employment Agreement), then this Option shall immediately vest and all Option Shares shall thereupon be exercisable by Executive.

3.                 Exercise of the Option.

(a)                This Option shall become exercisable on the vesting dates and upon the occurrence of the conditions set forth in Section 2 hereof. The Options granted by this Agreement shall remain exercisable at any time during the period set forth in Section 5 hereof (the “Option Period”).

(b)               Notwithstanding anything herein to the contrary and pursuant to § 422(d) of the Code, the aggregate number of Option Shares that shall be treated as an incentive stock options (“ISO”) (under this Agreement or under the 2000 Stock Plan or under any other plan of the Corporation) with the meaning of § 422 of the Code that are first exercisable in any one calendar year shall not exceed those shares having a fair market value (determined on the Option Grant Date) of $100,000 per calendar year or such larger amount as may hereafter be permitted by applicable law. Any Option Shares, including those which may have been identified as an ISO but which exceed such annual limit or otherwise fail to qualify for treatment as an ISO shall not be void but shall be treated as a nonqualified stock option (“NQSO”).

(c)                In the event Executive shall terminate or have his employment terminated with the Company for any reason other than “For Cause” as provided for in § 3.1 of the Employment Agreement, Executive or his legal representative shall have a period of ninety (90) days to exercise this Option with respect to those Option Shares that are or have become fully vested on the date of the termination of his employment.

(d)               In the event Executive’s employment is terminated “For Cause” as provided in § 3.1 of the Employment Agreement, all unexercised options, vested and unvested, shall immediately terminate.

(e)                The Committee shall have the right, exercising its reasonable discretion, to grant Executive additional time to exercise of this Option by the Executive in whole or in part for any reasonable period of time specified by the Committee, but in no event beyond the end of the Option Period.

(f)                In no event shall this Option be exercisable for a fractional share of Common Stock of the Company.

4.                 Method of Exercise and Payment. This Option shall be exercised by the Executive by delivery to the Secretary of the Company on any business day (the “Exercise Date”) during the Option Period of a written notice, in the form attached hereto as Exhibit A, specifying the number of Option Shares the Executive then desires to purchase and the exercise price (the “Notice”). The Notice shall be accompanied by payment and any applicable withholding (unless other arrangements have been made for such withholding). Within a reasonable period of time after the Exercise Date, the Company shall deliver to the Executive certificates for the number of fully-paid

2

and non-assessable Option Shares acquired by the Executive, registered on the books and records of the Company in the name of the Executive.

5.                 Expiration of Option Period.

(a)                Options. An Option specified as an ISO under this Agreement, and the Executive’s rights granted with respect thereto, shall in all events terminate ten (10) years after the Option Grant Date, unless terminated earlier hereunder. An Option specified as an NQSO under this Agreement, and the Executive’s rights granted with respect thereto, shall in all events expire ten (10) years after the Option Grant Date hereunder, unless the time for exercise has been extended by the Committee.

(b)               ISOs to Ten Percent Shareholders. Notwithstanding the foregoing, any Option granted hereunder that is an ISO shall terminate five (5) years after the Option Grant Date in the event the Executive owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company on the Option Grant Date.

6.                 Nontransferability.

This Option shall not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution. During the Executive’s lifetime, this Option shall be exercisable only by the Executive or the Executive’s legal representative. Any attempted transfer or assignment by Executive of this Option in contravention of these provisions shall constitute valid grounds for cancellation of this Option as determined in the sole discretion of the Committee.

7.                 Adjustments Relating to Corporate Transactions.

(a) Reorganization. In the event of any merger, reorganization, consolidation, recapitalization, or other change in the corporate structure of the Company affecting the Shares, the number and class of Shares subject to this Agreement, as well as the Option Price, shall be equitably adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

8.                 Securities Law Requirements. No Option granted under this Agreement may be exercised unless, at the time of exercise, the shares to be issued qualify for exemption from, or are registered pursuant to applicable federal and state securities laws. In the event there shall not then be on file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, an effective registration statement, including a prospectus related to the Shares subject to the Option, the Executive shall execute and deliver to the Company prior to receipt of any Shares under this Agreement, an Investment Representation Statement in the form attached hereto as Exhibit B.

9.                 Notice of Disqualifying Disposition of ISO Shares. If the Option herein is an ISO, and if the Executive sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year

3

after the date of exercise, the Executive shall immediately notify the Company in writing of such disposition.

10.               No Rights as Shareholder. Neither the Executive nor any transferee of the Option granted to the Executive herein shall have any rights as a stockholder as a result of this Agreement prior to the actual purchase of such Shares and issuance of stock certificates for such Shares by the Company.

11.               Amendment. This Agreement may also be amended only by a writing signed by both the Company and the Executive.

12.               Notices. While the parties enter this Agreement anticipating the communication among them will be open and take place without resorting to unnecessary formalities, in the event that a formal notice under this Agreement is necessary, such notice provided for in this Agreement shall be given in writing and shall be deemed given to a party at the earlier of (i) when actually delivered to such party, or (ii) when received by such party after sending by registered or certified mail (return receipt requested) or sent to such party by courier, confirmed by receipt, and addressed to such party at the address designated below for such party as follows (or to such other address for such party as such party may have substituted by notice pursuant to this Section 12). However, if the party to receive notice is unavailable or unwilling to make himself available for receipt of such notice, then notice will be complete after reasonable efforts to provide notice have been made under this Section 12, and more than five (5) days have passed since attempting to provide notice.

(a)                If to the Company:

OMP, Inc.

310 Golden Shore

Long Beach, CA 90802

Attn: Chairman of the Compensation Committee

(b)               If to Executive:

Austin McNamara

10202 Sycamore Circle

Villa Park, CA 92861

13.               Governing Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

14.               Waiver of Breach. The waiver by either party of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by either party. Any waiver by either party must be in writing and signed by a representative who has the authority to bind such party.

15.               Binding Effect: Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective transferees, successors and permitted assigns;

4

provided, however, that the rights under this Agreement may not be assigned except as expressly provided herein, it being understood that the Company’s rights hereunder may be assigned by the Company to any surviving entity in a Change-in-Control.

16.               Invalidity of any Provision. The provisions of this Agreement are severable, it being the intention of the parties hereto that should any provision hereof be invalid or unenforceable, such invalidity or unenforceability of any provisions shall not effect the remaining provisions hereof, but the same shall remain in full force and effect as if such invalid or unenforceable provision or provisions were omitted.

17.               Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

5

Executed as of the date first above written.

OMP, INC.

By:	/s/ Robert F. End
Robert F. End
Director and Chairman of the Compensation
Committee

EXECUTIVE

/s/ Austin T. McNamara
Austin T. McNamara

6

EXHIBIT A
OMP, INC.

EXERCISE NOTICE

OMP, Inc.
[Address]

Attn:       Chairman of the Compensation Committee

1.                 Exercise of Option. Effective as of today,                     , 200       the undersigned (“Executive”) hereby elects to exercise his option to purchase                            shares (            ) of the Common Stock, no par value, (the “Shares”) of OMP, INC. (the “Company”) at a price of $                                     under and pursuant to the Stock Option Award Agreement dated as of September 1, 2001, (the “Award Agreement”).                           Options exercised are Incentive Stock Options.                             Options exercised are Non-Qualified Stock Options.

2.                 Delivery of Payment/Withholding. Executive herewith delivers to the Company the full purchase price of the Shares and any applicable withholding (unless other arrangements have been made for such withholding), as set forth in the Award Agreement.

3.                 Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist due to Executive’s exercise of the Option. The certificate evidencing the Shares shall be issued to Executive as soon as practicable after the Option is exercised.

4.                 Tax Consultation. Executive understands that Executive may suffer adverse tax consequences as a result of Executive’s purchase or disposition of the Shares. Executive represents that Executive has consulted with any tax consultants Executive deems advisable in connection with the purchase or disposition of the Shares and that Executive is not relying on the Company for any tax advice.

5.                 Entire Agreement. This Exercise Notice, the Award Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Executive with respect to the subject matter hereof, and may not be modified adversely to the Executive’s interest except by means of a writing signed by the Company and Executive.

[Signature Page Follows]

A-1

Submitted by: EXECUTIVE

Signature

Print Name:

Address:

Accepted by:

OMP, INC.

By:
Title:

Address:

Date Received

A-2

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

EXECUTIVE:	Austin T. McNamara
(“Executive”)

COMPANY:	OMP, Inc.
(the “Company”)

SECURITY:	The Company’s Common Stock, Par Value $0.001 (the “Securities”)

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Executive represents to the Company the following:

(a)                Executive is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Executive is acquiring these Securities for investment for Executive’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)               Executive acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Executive’s investment intent as expressed herein. In this connection, Executive understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Executive’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Executive further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Executive further acknowledges and understands that the Company is under no obligation to register the Securities. Executive understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c)                Executive is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of

B-1

“restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Executive, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of §§ 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)               Executive further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 arc not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Executive understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Executive:

Date:

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OMP, INC.

STOCK OPTION AWARD AGREEMENT
(Incentive Stock Options/Nonqualified Stock Options)

THIS STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the 1st day of September, 2001 (the “Option Grant Date”), is entered into by and between OMP, INC., a Delaware corporation (the “Company”) and the Austin T. McNamara (the “Executive”), pursuant to the Company’s 2000 Stock Option Plan, as in effect and as amended from time to time (the “2000 Stock Plan”).

RECITAL:

WHEREAS, the Compensation Committee, acting with the authority of the Board of Directors, has determined that it would be to the advantage and in the best interests of the Company to grant the Option provided for herein to the Executive as an inducement to accept the position and provide service to the Company as its Chairman, President and Chief Executive Officer.

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions set forth herein, the parties hereto hereby covenant and agree as follows:

1.                 Grant of Option. The Company hereby grants to the Executive, subject to this Agreement, an option (this “Option”) to purchase from the Company at a price of $1.00 per share (the “Per Share Exercise Price”) 750,000 shares of the Company’s Common Stock (the “Option Shares”). This Option is intended to qualify as an incentive stock option within the meaning of § 422 of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to 400,000 shares (or such greater number as may hereafter be permitted to qualify as incentive stock options) and as a nonqualified stock option with respect to the remaining 350,000 shares.

2.                 Vesting. The Option Shares shall become vested with the right to exercise the Option with respect to the vested Option Shares as follows:

(a)	Vesting Dates	Cumulative Number of Option Shares Vested

	September 1, 2001	187,500
	September 1, 2002	375,000
	September 1, 2003	526,500
	September 1, 2004	750,000

(b)               Upon the occurrence of a Change-in-Control (as defined in the certain Employment Agreement, dated as of September 1, 2001 by and between the Executive and the Company (the “Employment Agreement”)) all Option Shares shall immediately become vested and all Option Shares shall thereupon be exercisable by Executive. The Company shall provide Executive with prior notice of a forthcoming Change-in-Control so the Executive may provide the Company notice of his intention to exercise this Option in advance of the consummation of the Change-in-Control Transaction.

(c)                In the event Executive shall terminate his employment with the Company for “Good Reason” (as that term is defined in the Employment Agreement), then this Option shall immediately vest and all Option Shares shall thereupon be exercisable by Executive.

3.                 Exercise of the Option.

(a)                This Option shall become exercisable on the vesting dates and upon the occurrence of the conditions set forth in Section 2 hereof. The Options granted by this Agreement shall remain exercisable at any time during the period set forth in Section 5 hereof (the “Option Period”).

(b)               Notwithstanding anything herein to the contrary and pursuant to § 422(d) of the Code, the aggregate number of Option Shares that shall be treated as an incentive stock options (“ISO”) with the meaning of § 422 of the Code that are first exercisable in any one calendar year shall not exceed those shares having a fair market value (determined on the Option Grant Date) of $100,000 per calendar year, or such larger amount as may hereafter be permitted by applicable law. Any Option Shares, including those which may have been identified as an ISO but which exceed such annual limit or otherwise fail to qualify for treatment as an ISO shall not be void but shall be treated as a nonqualified stock option (“NQSO”).

(c)                In the event Executive shall terminate or have his employment terminated with the Company for any reason other than “For Cause” as provided for in § 3.1 of the Employment Agreement, Executive or his legal representative shall have a period of ninety (90) days to exercise this Option with respect to those Option Shares that are or have become fully vested on the date of the termination of his employment.

(d)               In the event Executive’s employment is terminated “For Cause” as provided in § 3.1 of the Employment Agreement, all unexercised options, vested and unvested, shall immediately terminate.

(e)                The Committee shall have the right, exercising its reasonable discretion, to grant Executive additional time to exercise of this Option by the Executive in whole or in part for any reasonable period of time specified by the Committee, but in no event beyond the end of the Option Period.

(f)                In no event shall this Option be exercisable for a fractional share of Common Stock of the Company.

4.                 Method of Exercise and Payment. This Option shall be exercised by the Executive by delivery to the Secretary of the Company on any business day (the “Exercise Date”) during the Option Period of a written notice, in the form attached hereto as Exhibit A, specifying the number of Option Shares the Executive then desires to purchase (the “Notice”). The Notice shall be accompanied by payment and any applicable withholding (unless other arrangements have been made for such withholding). Within a reasonable period of time after the Exercise Date, the Company shall deliver to the Executive certificates for the number of fully-paid and non-assessable

2

Option Shares acquired by the Executive, registered on the books and records of the Company in the name of the Executive.

5.                 Expiration of Option Period.

(a)                Options. An Option specified as an ISO under this Agreement, and the Executive’s rights granted with respect thereto, shall in all events terminate ten (10) years after the Option Grant Date, unless terminate earlier hereunder. An Option specified as an NQSO under this Agreement, and the Executive’s rights granted with respect thereto, shall in all events expire ten (10) years after the Option Grant Date hereunder, unless the time for exercise has been extended by the Committee.

(b)               ISOs to Ten Percent Shareholders. Notwithstanding the foregoing, any Option granted hereunder that is an ISO shall terminate five (5) years after the Option Grant Date in the event the Executive owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company on the Option Grant Date.

6.                 Nontransferability.

This Option shall not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution. During the Executive’s lifetime, this Option shall be exercisable only by the Executive or the Executive’s legal representative. Any attempted transfer or assignment by Executive of this Option in contravention of these provisions shall constitute valid grounds for cancellation of this Option as determined in the sole discretion of the Committee.

7.                 Adjustments Relating to Corporate Transactions.

(a)                Reorganization. In the event of any merger, reorganization, consolidation, recapitalization, or other change in the corporate structure of the Company affecting the Shares, the number and class of Shares subject to this Agreement, as well as the Option Price, shall be equitably adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

8.                 Securities Law Requirements. No Option granted under this Agreement may be exercised unless, at the time of exercise, the shares to be issued qualify for exemption from, or are registered pursuant to applicable federal and state securities laws. In the event there shall not then be on file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, an effective registration statement, including a prospectus related to the Shares subject to the Option, the Executive shall execute and deliver to the Company prior to receipt of any Shares under this Agreement, an Investment Representation Statement in the form attached hereto as Exhibit B.

9.                 Notice of Disqualifying Disposition of ISO Shares. If the Option herein is an ISO, and if the Executive sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year

3

after the date of exercise, the Executive shall immediately notify the Company in writing of such disposition.

10.               No Rights as Shareholder. Neither the Executive nor any transferee of the Option granted to the Executive herein shall have any rights as a stockholder as a result of this Agreement prior to the actual purchase of such Shares and issuance of stock certificates for such Shares by the Company.

11.               Amendment. This Agreement may also be amended only by a writing signed by both the Company and the Executive.

12.               Notices. While the parties enter this Agreement anticipating the communication among them will be open and take place without resorting to unnecessary formalities, in the event that a formal notice under this Agreement is necessary, such notice provided for in this Agreement shall be given in writing and shall be deemed given to a party at the earlier of (i) when actually delivered to such party, or (ii) when received by such party after sending by registered or certified mail (return receipt requested) or sent to such party by courier, confirmed by receipt, and addressed to such party at the address designated below for such party as follows (or to such other address for such party as such party may have substituted by notice pursuant to this Section 12). However, if the party to receive notice is unavailable or unwilling to make himself available for receipt of such notice, then notice will be complete after reasonable efforts to provide notice have been made under this Section 12, and more than five (5) days have passed since attempting to provide notice.

(a)                If to the Company:

OMP, Inc.

310 Golden Shore

Long Beach, CA 90802

Attn: Chairman of the Compensation Committee

(b)               If to Executive:

Austin McNamara

10202 Sycamore Circle

Villa Park, CA 92861

13.               Governing Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

14.               Waiver of Breach. The waiver by either party of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by either party. Any waiver by either party must be in writing and signed by a representative who has the authority to bind such party.

15.               Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective transferees, successors and permitted assigns;

4

provided, however, that the rights under this Agreement may not be assigned except as expressly provided herein, it being understood that the Company’s rights hereunder may be assigned by the Company to any surviving entity in a Change-in-Control.

16.               Invalidity of any Provision. The provisions of this Agreement are severable, it being the intention of the parties hereto that should any provision hereof be invalid or unenforceable, such invalidity or unenforceability of any provisions shall not effect the remaining provisions hereof, but the same shall remain in full force and effect as if such invalid or unenforceable provision or provisions were omitted.

17.               Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

5

Executed as of the date first above written.

OMP, INC.

By:	/s/ Robert F. End
Robert F. End
Director and Chairman of the Compensation
Committee

EXECUTIVE

/s/ Austin T. McNamara
Austin T. McNamara

6

EXHIBIT A
OMP, INC.

EXERCISE NOTICE

OMP, Inc.
[Address]

Attn:       Chairman of the Compensation Committee

1.                 Exercise of Option. Effective as of today,                   , 200     the undersigned (“Executive”) hereby elects to exercise his option to purchase                  shares (            ) of the Common Stock, no par value, (the “Shares”) of OMP, INC. (the “Company”) under and pursuant to the Stock Option Award Agreement dated as of September 1, 2001, (the “Award Agreement”).                         Options exercised are Incentive Stock Options.                         Options exercised are Non-Qualified Stock Options.

2.                 Delivery of Payment/Withholding. Executive herewith delivers to the Company the full purchase price of the Shares and any applicable withholding (unless other arrangements have been made for such withholding), as set forth in the Award Agreement.

3.                 Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist due to Executive’s exercise of the Option. The certificate evidencing the Shares shall be issued to Executive as soon as practicable after the Option is exercised.

4.                 Tax Consultation. Executive understands that Executive may suffer adverse tax consequences as a result of Executive’s purchase or disposition of the Shares. Executive represents that Executive has consulted with any tax consultants Executive deems advisable in connection with the purchase or disposition of the Shares and that Executive is not relying on the Company for any tax advice.

5.                 Entire Agreement. This Exercise Notice, the Award Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Executive with respect to the subject matter hereof, and may not be modified adversely to the Executive’s interest except by means of a writing signed by the Company and Executive.

[Signature Page Follows]

A-1

Submitted by: EXECUTIVE

Signature

Print Name:

Address:

Accepted by:

OMP, INC.

By:
Title:

Address:

Date Received

A-2

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

EXECUTIVE:	Austin T. McNamara
(“Executive”)

COMPANY:	OMP, Inc.
(the “Company”)

SECURITY:	The Company’s Common Stock, Par Value $0.001 (the “Securities”)

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Executive represents to the Company the following:

(a)                Executive is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Executive is acquiring these Securities for investment for Executive’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)               Executive acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Executive’s investment intent as expressed herein. In this connection, Executive understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Executive’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Executive further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Executive further acknowledges and understands that the Company is under no obligation to register the Securities. Executive understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c)                Executive is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of

B-1

“restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Executive, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of §§ 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)               Executive further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Executive understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Executive:

Date:

B-2